EXECUTION VERSION AMENDMENT NO. 8 TO CREDIT AGREEMENT (INCLUDING INCREMENTAL INCREASE) This AMENDMENT NO. 8 TO CREDIT AGREEMENT (INCLUDING INCREMENTAL INCREASE) (this “Amendment”), dated as of November 27, 2018, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), each Lender under the Credit Agreement that is a party hereto (including each Increasing Lender (defined below)) and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. RECITALS WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended hereby, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of February 3, 2015, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of June 17, 2016, as further amended by that certain Amendment No. 3 to Credit Agreement and Waiver dated as of October 19, 2017, as further amended by that certain Amendment No. 4 to Credit Agreement and Waiver dated as of November 3, 2017, as further amended by that certain Amendment No. 5 to Credit Agreement (Incremental Increase) dated as of November 3, 2017, as further amended by that certain Amendment No. 6 to Credit Agreement dated as of February 21, 2018, as further amended by that certain Amendment No. 7 to Credit Agreement dated as of April 9, 2018, and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility and term loan facility to the Borrower; WHEREAS, the Borrower has informed the Administrative Agent and the Increasing Lenders (as defined below) that it desires to (a) increase the Term Loan A Commitment and the Term Loan A (each as defined in the Existing Credit Agreement) by the aggregate principal amount of $51,250,000 (the “Term A Loan Increase”) and (b) increase the Aggregate Revolving Commitments (as defined in the Existing Credit Agreement) by the aggregate principal amount of $50,000,000 (the “Revolver Increase” and together with the Term A Loan Increase, the “Increase”), in each case in accordance with, and as provided in, Section 2.1(d) of the Existing Credit Agreement; WHEREAS, each financial institution providing any portion of the Increase (each an “Increasing Lender”) is willing to provide the Increase as provided in, and on the terms and conditions contained in, this Amendment; WHEREAS, the Borrower has also requested that the Existing Credit Agreement be amended (a) to effectuate the Increase in a manner permitted by, and consistent with, Sections 2.1(d) and 2.1(e) of the Existing Credit Agreement and (b) as otherwise set forth below in a manner permitted by, and consistent with, Section 11.4 of the Existing Credit Agreement; NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Existing Credit Agreement. 100896230_3

2. Increase and Amendments. (a) Increase. i. Upon the Eighth Amendment Effective Date (defined below) (i) the Term Loan Increase in the aggregate amount of $51,250,000 shall be provided by the applicable Increasing Lenders in the amounts set forth on Annex I to this Amendment, (ii) the Term Loan Increase will be advanced by such applicable Increasing Lenders on the Eighth Amendment Effective Date, (iii) the Term Loan A Commitments, Term Loan A amounts and Term Loan A Commitment Percentage of each Lender holding any portion of the Term Loan A (after giving effect to the Term Loan Increase) will be updated on the Eight Amendment Effective Date by the Administrative Agent to reflect the Term Loan Increase, (iv) the quarterly amortization amounts of the Term Loan A pursuant to Section 2.6(c) of the Existing Credit Agreement (commencing with the first payment due after the Eighth Amendment Effective Date) shall be adjusted and amended by the Administrative Agent to give effect to the Term Loan Increase and this Amendment and shall be in amounts set forth on Annex II to this Amendment, and (v) the Existing Credit Agreement will be deemed amended to effectuate the foregoing clauses (i) through (iv) in accordance with Sections 2.1(d) and 2.1(e) of the Existing Credit Agreement. In connection with the Term Loan Increase, the Administrative Agent may make such adjustments between and among the applicable Lenders and the Borrower as are reasonably necessary to effectuate the Term Loan Increase (including reallocations of the Term Loan A outstandings of the applicable Lenders among Interest Periods), and in connection therewith, the Borrower shall pay any additional amounts required pursuant to Section 3.1(c) of the Credit Agreement (including as if any reallocations constituted prepayments and reborrowings). ii. Upon the Eighth Amendment Effective Date (i) the Revolver Increase in the aggregate amount of $50,000,000 shall be provided by the applicable Increasing Lenders in the amounts set forth on Annex I to this Amendment, (ii) the Revolving Commitments of each Lender holding any Revolving Commitment (after giving effect to the Revolver Increase) will be updated on the Eight Amendment Effective Date by the Administrative Agent to reflect the Revolver Increase and (iii) the Existing Credit Agreement will be deemed amended to effectuate the foregoing clauses (i) and (ii) in accordance with Sections 2.1(d) and 2.1(e) of the Existing Credit Agreement. iii. In connection with the Revolver Increase, the Administrative Agent may make such adjustments between and among the applicable Lenders and the Borrower as are reasonably necessary to effectuate the Revolver Increase and the outstanding Revolving Loans (including deemed assignments and/or deemed repayments and reborrowings of Revolving Loans) so that after giving effect thereto the Revolving Loans and other outstandings under the revolving credit facility shall be held pro rata among the applicable Lenders in accordance with their revised Revolving Commitments and revised Revolving Commitment Percentages, and in connection therewith, the Borrower shall pay any additional amounts required pursuant to Section 3.1(c) of the Credit Agreement (including as if any reallocations constituted prepayments and reborrowings). Each of the applicable Lenders with Revolving Commitments after giving effect to the Revolver Increase and any such reallocations of outstanding Revolving Loans shall make cash settlement, through the Administrative Agent, as the Administrative Agent may direct to effectuate such reallocations. 2 100896230_3

(b) Other Amendments. The Existing Credit Agreement is further amended as follows: i. the definition of “Consolidated Net Funded Indebtedness” set forth in Section 1.1 thereof is amended by replacing such definition in its entirety with the following: “ ‘Consolidated Net Funded Indebtedness’ means, at any date, (a) Consolidated Funded Indebtedness at such date minus (b) 100% of the unencumbered and unrestricted cash in excess of $5,000,000 of the Borrower and its Subsidiaries held in the United States or Canada minus (c) 80% of all other unencumbered and unrestricted cash of the Borrower and its Subsidiaries, provided that the aggregate amount of cash deducted pursuant to this clause (c) on any date of measurement shall not exceed $100,000,000.” ii. the following new definitions are added to Section 1.1 thereof in their proper alphabetical order: “ ‘Beneficial Ownership Certification’ means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. ‘Beneficial Ownership Regulation’ means 31 C.F.R. § 1010.230.” iii. The last sentence of Section 11.20 thereof is amended by replacing such sentence in its entirety with “The Credit Parties shall, promptly following a request by any Agent or any Lender, provide all documentation and other information that such Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.” (c) General. Each party hereto agrees that (i) the Increase and related amendments provided by this Amendment shall be effective upon the Eighth Amendment Effective Date, (ii) the conditions to effectiveness of the Increase and the related amendments provided by this Amendment are limited to the conditions set forth in Section 4 of this Amendment and (iii) the aggregate principal amount of the Increase constitutes an incurrence of an increase to the Term Loan A and to the Aggregate Revolving Commitments under Section 2.1(d) of the Existing Credit Agreement (and constitutes usage of a portion of the $150,000,000 limit set forth in Section 2.1(d)(i) of the Existing Credit Agreement, with the same pricing, amortization and maturity as (as well as all other terms and conditions applicable to) the Term Loan A or the Aggregate Revolving Commitments, as applicable, prior to giving effect to the Increase and this Amendment. 3. Representations and Warranties. The Borrower and each of the other Credit Parties, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) both the Increase and the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate in any material respect the terms of any of the Credit Parties’ Organizational Documents; (ii) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default 3 100896230_3 under any other Contractual Obligations of any Credit Party, (iii) result in or require the creation of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of any Credit Party; (b) this Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability; (c) the representations and warranties of each Credit Party contained in Section 6 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Eighth Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively; (d) with respect to the Increase, after the effectiveness of this Amendment on the Eighth Amendment Effective Date, the borrowing of the aggregate principal amount of the Increase (assuming the full amount of the Revolver Increase is borrowed as Revolving Loans on the Eighth Amendment Effective Date), and the other transactions in connection herewith and therewith to occur on or prior to the Eighth Amendment Effective Date, no Default has occurred and is continuing; and (e) as of the Eighth Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects to the best of such Person’s knowledge making such certification. 4. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the related amendments to the Credit Agreement herein provided, and the making of the Increase, are each subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Eighth Amendment Effective Date”): (a) the Increasing Lenders and the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent: (i) counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent, the Increasing Lenders and the Required Lenders; (ii) to the extent requested, each Increasing Lender shall have received a Term Loan A Note and/or a Revolving Loan Note, as applicable, executed by the Borrower in favor of such Increasing Lender; provided that any failure to request such a Term Loan A Note or Revolving Loan Note in connection with the Eighth Amendment Effective Date shall not limit the ability of any Increasing Lender to request a Note from time to time pursuant to the Credit Agreement; (iii) (A) copies of the Organizational Documents, certified (to the extent applicable) as of a recent date by the appropriate Governmental Authority (or certification that 4 100896230_3 such Organizational Documents have not been altered, amended, revoked or otherwise modified since the last delivery thereof to the Administrative Agent and the Lenders), (B) copies of resolutions approving the Increase, the amendments provided herein and the other transactions contemplated in connection with the Increase, this Amendment, the Credit Agreement and the related financing and authorizing execution, delivery and performance of this Amendment and the Increase, (C) copies of certificates of good standing, existence or the like of a recent date from the appropriate Governmental Authority of its jurisdiction of formation or organization and (D) incumbency certificates, in each case, for each of the Credit Parties and certified by an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent; and (iv) one or more certificates from an Authorized Officer of the Borrower (in the case of (F) below, from the Corporate Vice President - Finance & Human Resources of the Borrower), in form and substance reasonably satisfactory to the Administrative Agent, confirming, among other things, (A) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and the other Credit Parties, if any, in connection with the Increase, this Amendment and the other Credit Documents and the transactions contemplated herein and therein have been obtained and are in full force and effect (and attaching copies of any such items), (B) no investigation or inquiry by any Governmental Authority regarding the Increase, this Amendment and the other Credit Documents and the transactions contemplated herein and therein is ongoing, (C) the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect, (D) since December 31, 2017, there has been no event or circumstance which has had or could be reasonably expected to have a Material Adverse Effect, (E) the audited financial statements for the Fiscal Year ended December 31, 2017 were prepared in accordance with GAAP consistently applied, except as noted therein, and fairly present in all material respects the financial condition and results from operations of the Borrower and its Subsidiaries, (F) the Borrower and its Subsidiaries, taken as a whole on a consolidated basis, are Solvent after giving effect to the Increase, the amendments to the Existing Credit Agreement set forth herein and the other transactions contemplated hereby and any other incurrence and/or repayment of Indebtedness related thereto, and (G) after giving effect to this Amendment and the advancing of the Increase to occur on the Eighth Amendment Effective Date (assuming the full amount of the Revolver Increase is borrowed as Revolving Loans on the Eighth Amendment Effective Date) and all other related transactions, the Borrower shall be in compliance, determined on a pro forma basis (as provided in Section 1.3 of the Credit Agreement), with the financial covenants set forth in Section 8.7 of the Credit Agreement; (b) each of the representations and warranties set forth in Section 3 above (other than Section 3(e)) is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)); (c) the Administrative Agent shall have received (i) a duly executed and completed Funding Notice with respect to the Term Loan Increase and any Revolving Loan to occur on the Eighth Amendment Effective Date and (ii) duly executed and completed disbursement instructions (with wiring instructions and account information) for all disbursements to be made on the Eighth Amendment Effective Date; (d) the Administrative Agent shall have received customary opinions of counsel for each of the Credit Parties, including, among other things, opinions regarding the due authorization, 5 100896230_3 execution and delivery of this Amendment and the enforceability thereof (including the entirety of the Increase) and the Credit Documents as so amended; (e) each Lender (including each Increasing Lender) shall have received, in form and substance reasonably satisfactory to it, documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, requested not later than five days prior to the Eighth Amendment Effective Date; (f) if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), at the request of any Lender, the Borrower shall deliver a certification to such Lender regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to the Borrower. (g) after giving effect to this Amendment (and giving effect to the Increase), as of the Eighth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; and (h) the Administrative Agent shall have confirmation that all fees payable under this Amendment, under the Credit Agreement and under any engagement, commitment or fee letter with respect to this Amendment (including all upfront fees with respect to the Increase and all amendment fees with respect to Lenders consenting to this Amendment), and all reasonable out-of-pocket fees and expenses required to be paid on or before the Eighth Amendment Effective Date, have been paid, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent to the extent invoiced prior to the date hereof (without prejudice to final settling of accounts for such fees and expenses). 5. Joinder. The parties hereto (including each Increasing Lender) agree that each Increasing Lender that is not a Lender prior to giving effect to this Amendment and the Increase (if any) shall become, upon the Eighth Amendment Effective Date, a Lender and a Secured Party under the Credit Agreement and the other Credit Documents, and shall have all rights and obligations of a Lender and a Secured Party under the Credit Agreement and the other Credit Documents. 6. Reaffirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of the Increase and this Amendment, (b) affirms all of its obligations under the Credit Documents as amended hereby (including pursuant to the Increase, and the provision of each thereof by each Increasing Lender), (c) agrees that the Increase and this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents, and (d) confirms that the Collateral Documents and the Liens granted thereunder remain in full force and effect notwithstanding the entry into this Amendment. 7. Miscellaneous. (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect. All references in any Credit Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as increased by the Increase and as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. 6 100896230_3

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns. (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 4 hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement. (e) If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder. (g) This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement. [Signature Pages Follow.] 7 100896230_3

ADMINISTRATiVE AGENT AND COLLATERAL AGENT: REGIONS BANK, as Administrative Agent and Collateral Agent By: ('/c() ) Name: Steven Iiixen- Title: Director EBJX Inc. Signature Pages Amendment No.8 to Credit Agreement

LENDERS: REGIONS BANK, as a Lender, the Issuing Bank and the Swingline Lender tZme: Stevc Title: Director EBJX Inc. Signature Pages Amendment No.8 to Credit Agreement

Annex I (to Amendment No. 8) Increasing Lender Commitments Lender Revolving Commitment Term Loan A Increase Increase Regions Bank $12,364,672.37 $12,673,789.17 BMO Harris Bank, N.A. $16,790,123.46 $17,209,876.54 PNC Bank, National $0.00 $0.00 Association Compass Bank $10,208,926.87 $10,464,150.05 Fifth Third Bank $0.00 $0.00 KeyBank National Association $4,938,271.60 $5,061,728.40 Bank of the West $5,698,005.70 $5,840,455.84 Silicon Valley Bank $0.00 $0.00 Cadence Bank, N.A. $0.00 $0.00 Trustmark National Bank $0.00 $0.00 Totals $50,000,000.00 $51,250,000.00 Annex I to Amendment No. 8 100896230_3

Annex II (to Amendment No. 8) Revised Scheduled Principal Payments Payment Date Payment December 31, 2018 $3,765,625.00 March 31, 2019 $3,765,625.00 June 30, 2019 $3,765,625.00 September 30, 2019 $3,765,625.00 December 31, 2019 $3,765,625.00 March 31, 2020 $3,765,625.00 June 30, 2020 $5,648,437.50 September 30, 2020 $5,648,437.50 December 31, 2020 $5,648,437.50 March 31, 2021 $5,648,437.50 June 30, 2021 $5,648,437.50 September 30, 2021 $5,648,437.50 December 31, 2021 $5,648,437.50 March 31, 2022 $5,648,437.50 June 30, 2022 $7,531,250.00 September 30, 2022 $7,531,250.00 December 31, 2022 $7,531,250.00 Maturity Date Aggregate principal amount of the Term Loan A outstanding Annex II to Amendment No. 8 100896230_3